abrdn Funds

(the “Trust”)

abrdn EM SMA Completion Fund

(the “Fund”)

Supplement dated June 2, 2023 to the Fund’s summary prospectus (the “Summary Prospectus”),

dated February 28, 2023, as supplemented to date

Effective immediately, all references to Adam Montanaro in the Prospectus are deleted. The following replaces the Portfolio Managers table for the Fund in the section entitled, “Portfolio Managers” of the Summary Prospectus:

Name	Title	Served on the Fund Since
Kristy Fong, CFA®	Senior Investment Director	Inception
Joanne Irvine	Deputy Head of Global Emerging Markets	Inception
Devan Kaloo	Global Head of Public Markets	Inception
Nick Robinson, CFA®	Senior Investment Director	2023
Gabriel Sacks, CFA®	Investment Director	Inception

Please retain this Supplement for future reference